Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE 1	OF PAGES 2
2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR-BARDA		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA02	

6. ISSUED BY:
ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY:
ASPR-BARDA
330 Independence Ave., SW, Rm G640
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State and ZIP Code)*
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC
EMERGENT MANUFACTURING OPERATIONS B
5901 E LOMBARD ST
BALTIMORE MD 212246824

CODE 1410445 | FACILITY CODE

(X)	
	9A. AMENDMENT OF SOLICITATION
	9B. DATED *(SEE ITEM 11)*
x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I 75A50120F33006
	10B. DATED *(SEE ITEM 13)* 04/02/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(A) Mutual Agreement
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____1____ copies to the

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
DUNS Number: [**]
This is Modification No. P00003 to Task Order No.75A50120F33006.
The purpose of this modification is to extend the current Task Order 6 Period of Performance end date for six months from 10/02/2021 to 04/01/2022 at no additional cost to the USG. The additional time is needed to [**]. Emergent will continue to supply product (Human Immune Globulin) to the clinical trial drug depots for distribution to all US and international sites .
Period of Performance: 04/02/2020 to 04/01/2022

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Mark Alley Vice President 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Charles Strickland 15B. CONTRACTOR/OFFEROR /s/ Mark Alley (Signature of person authorized to sign) 15C. DATE SIGNED Oct 1, 2021 16B. UNITED STATES OF AMERICA /s/ Charles Strickland (Signature of Contracting Officer) 16C. DATE SIGNED Oct 1, 2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS0100201200004I/75A50120F33006/P00003 PAGE 2 OF 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) No additional funding is incorporated into the Contract under this modification. The obligation amount and contract ceiling amount remain unchanged. Any work performed by the Contractor beyond the funding or costs limit will be at contractor's risk. Incurred costs are subject to FAR 52.232-20 Limitation of Cost (Apr 1984). All other terms and conditions remain in full force and effect. NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110